Exhibit s

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that STEWART E. CONNER (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until August 31, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 26th day of June, 2006.

/s/ Stewart E. Conner
Name: Stewart E. Conner

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that CONNIE K. DUCKWORTH (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for her and in her name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until August 31, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 27th day of June, 2006.

/s/ Connie K. Duckworth
Name: Connie K. Duckworth

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that ROBERT J. GENETSKI (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until August 31, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 23rd day of June, 2006.

/s/ Robert J. Genetski
Name: Robert J. Genetski

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that FRANCIS E. JEFFRIES (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until August 31, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 22nd day of June, 2006.

/s/ Francis E. Jeffries
Name: Francis E. Jeffries

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that NANCY LAMPTON (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for her and in her name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until August 31, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 22nd day of June, 2006.

/s/ Nancy Lampton
Name: Nancy Lampton

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that CHRISTIAN H. POINDEXTER (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until August 31, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 25th day of June, 2006.

/s/ Christian H. Poindexter
Name: Christian H. Poindexter

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that CARL F. POLLARD (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until August 31, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 23rd day of June, 2006.

/s/ Carl F. Pollard
Name: Carl F. Pollard

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that DAVID J. VITALE (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until August 31, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 23rd day of June, 2006.

/s/ David J. Vitale
Name: David J. Vitale